Filed pursuant to Rule 497(e)
1933 Act File No. 333 141917
1940 Act File No. 811-22045

WISCONSIN CAPITAL FUNDS, INC.

PLUMB BALANCED FUND
PLUMB EQUITY FUND

(collectively, the “Funds”)

Supplement dated November 1, 2022

to the Prospectus and Statement of Additional Information (“SAI”) dated August 1, 2022
Effective September 29, 2022, Nathan M. Plumb resigned from his positions of Director, Chief Financial Officer and Treasurer of the Funds. With respect to the position of Chief Financial Officer, Mr. Plumb has been replaced by Alissa Schlimgen. With respect to the positions of Director and Treasurer, Mr. Plumb has not been replaced at this time.
Accordingly, the references on page 57 of the Prospectus to Nathan M. Plumb serving as Director and Treasurer of the Funds are hereby deleted in their entirety and the reference to Nathan M. Plumb serving as Chief Financial Officer of the Funds is hereby updated to reflect that Alissa Schlimgen now serves in this position.
With respect to the SAI, all references to Nathan M. Plumb are hereby deleted in their entirety. In addition, the section entitled “Board of Directors” beginning on page 18 of the SAI is hereby deleted and replaced with the following:
Board of Directors
Under applicable law, all corporate powers are exercised by or under the authority of, and the business and affairs of the Funds are managed under the direction of, the Board of Directors. The Advisor is delegated responsibility for each Fund’s investment management, and the officers are delegated responsibility for each Fund’s operations. The Board of Directors meets regularly to review each Fund’s performance and expenses and other operational matters. The Board elects the officers and hires the Funds’ service providers. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor, the distribution agreement with the Distributor, and the Funds’ Rule 12b-1 Distribution Plan. The Board also establishes and reviews numerous policies and procedures governing the conduct of the Funds’ business.
Information pertaining to the Directors and officers of the Funds is set forth below. Except as shown otherwise in the table, the address for each person is Wisconsin Capital Management, LLC, 8020 Excelsior Drive, Suite 402, Madison, Wisconsin 53717.

Name, Address and Year of Birth	Position(s) Held with Wisconsin Capital Funds, Inc.	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors:
Jay Loewi Birth date: 1957	Director	Since May 2007	Chairman (since 2021), and Chief Executive Officer (from 2007-2021), QTI Group (staffing company), since November 2007.	2	None
Harlan J. Moeckler Birth date: 1957	Director	Since June 2017	Chief Financial Officer and Treasurer of TradeLink Holdings LLC (alternative investment and proprietary trading firm) since 2006.	2	None

Patrick J. Quinn Birth date:1949	Director	Since May 2007	Currently Retired; President and Chairman of the Board of Ayres Associates (professional civil engineering firm), from April 2000 until retirement in December 2010.	2	National Presto Industries since May 2001.
Roy S. Schlachtenhaufen Birth date: 1949	Director	Since June 2017	Currently Retired; Senior Portfolio Manager at US Bancorp Investments, Inc. (wealth management firm) from 1991 until retirement in April 2017.	2	None
Interested Directors and Officers:
Thomas G. Plumb(2) Birth date:1952	Director, Chairman, President and Chief Executive Officer Secretary	Since May 2007 Since August 2017	President of Wisconsin Capital Management, LLC, since January 2004; Chief Compliance Officer of Wisconsin Capital Management, LLC since August 2018; President and Principal of SVA Plumb Wealth Management, LLC from March 2011 - March 2019; President of SVA Plumb Financial, LLC (financial and trust services firm) from March 2011 - March 2019; CEO of SVA Plumb Trust Company from March 2011 - March 2019.	2	None

Bonnie Romani Birth date: 1970	Chief Compliance Officer	Since August 2018
CCO of Wisconsin Capital Management, LLC since August 2020; Client Service
Administrator of
Wisconsin Capital
Management, LLC,
since August 2018;
State Analyst at American Family Insurance from February, 2006 through March 2018.
				N/A	N/A
Alissa Schlimgen Birth date: 1995	Chief Financial Officer	Since September 2022	Analyst II at American Family Insurance, since June 2021; Supervisor at SVA Certified Public Accounts, September 2017 through June 2021.	N/A	N/A

(1)	Officers of the Funds serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Funds serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act
(2)	Thomas G. Plumb is an “interested person” of the Funds by virtue of his positions with the Funds and the Advisor.

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Please retain this supplement for your reference.